UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D. C. 20549

Form 8-K Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
November 13, 2003
Date of Report (Date of earliest event reported)

First Financial Holdings, Inc.
(Exact name of registrant as specified in charter)

Delaware	0-17122	57-0866076
State or other jurisdiction of incorporation	Commission File Number	I.R.S. Employer I.D. number

34 Broad Street, Charleston, South Carolina		29401
(Address of principal executive offices)		(Zip Code)

(843) 529-5933
Registrant's telephone number (including area code)

Item 12. Regulation FD Disclosure.

On November 13, 2003 A. Thomas Hood, CEO of First Financial Holdings, Inc. gave a presentation to the Sandler O'Neill Financial Services Conference.

For more information regarding this matter, see the Presentation with script attached hereto as Exhibit 99.1a and the Presentation Booklet attached hereto as Exhibit 99.1b

Exhibit Index.

Exhibit (99.1a). Presentation with script of November 13, 2003.

Exhibit (99.1b). Presentation booklet.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FINANCIAL HOLDINGS, INC

/s/ Susan E. Baham
Susan E. Baham
Senior Vice President, Chief Financial Officer
and Principal Accounting Officer

Date: November 13, 2003

Exhibit 99.1a

Presentation with script of November 13, 2003.

Exhibit 99.1b

Presentation booklet of November 13, 2003.